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Exhibit 10.1

IN THE UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

MID-CONTINENT CASUALTY COMPANY	§
§
Plaintiff,	§
§
VS.	§	C.A. NO. 4-06cv-434-A
§
CANO PETROLEUM, INC., W.O. ENERGY	§
OF NEVADA, INC., W.O. OPERATING	§
COMPANY, LTD. AND W.O. ENERGY, INC.	§
§
Defendants.	§

SETTLEMENT AGREEMENT AND RELEASE

        This Settlement Agreement and Release (the "Agreement") is made and entered into by MID-CONTINENT CASUALTY COMPANY, its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, reinsurers, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants, employees and attorneys, (collectively "MID-CONTINENT") and CANO PETROLEUM, INC., its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants and employees, W.O. ENERGY OF NEVADA, INC., its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants and employees, W.O. OPERATING COMPANY, LTD., its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants, employees limited partners and general partners, WO ENERGY, INC., (incorrectly identified as W.O. Energy, Inc. in the Caption of the above-referenced C.A. NO. 4-06cv-434-A) its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants and employees, LADDER ENERGY COMPANIES, INC., its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants and employees, and SQUARE ONE ENERGY, INC., its assigns, predecessors, or successors in interest, parent and sister companies, owners, stockholders, officers, directors, partners, subsidiaries, affiliates, agents, representatives, servants and employees, (hereinafter collectively referred to as "CANO").

I. RECITALS

        WHEREAS, MID-CONTINENT issued a commercial general liability policy of insurance to CANO, Policy No. 04-GL-000594906, for the term commencing July 1, 2005 and expiring July 1, 2006 with a general aggregate limit of $2,000,000 and a per occurrence limit of $1,000,000 (the "Primary Policy");

        WHEREAS, MID-CONTINENT issued a commercial excess policy of insurance, Policy No. 04-XS-139536, for the policy term commencing July 1, 2005 and expiring July 1, 2006 with an aggregate coverage limit of $5,000,000 (the "Excess Policy");

        WHEREAS, beginning on or about March 12, 2006, a fire or fires (the number of fires is in dispute) began in the Texas Panhandle area allegedly destroying real property and improvements, allegedly resulting in the loss of human life and causing bodily injuries to others, and allegedly injuring or killing livestock and wildlife (the "Wildfires");

        WHEREAS, CANO was served with the petition in the lawsuit styled Cause No. 9840; The Tom L. and Anne Burnett Trust, et al. v. Cano Petroleum, Inc. et al.; In the 100th Judicial District Court of Carson County, Texas (the "Burnett Ranches Lawsuit") on or about March 24, 2006, and CANO tendered the Burnett Ranches Lawsuit to MID-CONTINENT on or about March 27, 2006, and demanded defense and indemnity;

        WHEREAS, several other lawsuits were subsequently filed against CANO as identified below, and are hereinafter referred to as the "Underlying Lawsuits:"

  (a)
  Cause No. 1922; Robert and Glenda Adcock, et al. v. Cano Petroleum, Inc. et al.; In the 31st Judicial District Court of Roberts County, Texas;

  (b)
  Cause No. 1920; Joseph Craig Hutchison and Judy Hutchison v. Cano Petroleum, Inc. et al.; In the 31st Judicial District Court of Roberts County, Texas;

  (c)
  Cause No. 1923; Chisum Family Partnership Ltd. v. Cano Petroleum, Inc. et al.; In the 31st Judicial District Court of Roberts County, Texas;

  (d)
  Cause No. 1928, Rebecca Lee Martinez, As Next Friend of Naomi E. Villarreal, Minor Daughter as a Legal Heir of Gerardo Villarreal, Deceased, et al., v. Cano Petroleum, Inc., et al,; In the 31st Judicial District Court of Roberts County, Texas;

  (e)
  Cause No. 1931, Yolanda Villareal, Individually and on Behalf of, the Estate of Gerardo Villareal v. Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., W.O. Operating Company, Ltd., W.O. Energy, Inc.; In the 233rd Judicial District Court of Gray County, Texas; and

  (f)
  Cause No. 2006CVE000964D1; Burroughs, et. al. v. Swift Transportation Co, et. al. v. Cano Petroleum, Inc., et al.; In the 49th Judicial District Court of Webb County, Texas, transferred to the 223rd Judicial District Court of Gray County, Texas.

        WHEREAS, CANO PETROLEUM, INC., W.O. ENERGY OF NEVADA, INC., W.O. OPERATING COMPANY, LTD. and WO ENERGY, INC. tendered the Underlying Lawsuits to MID-CONTINENT for defense and indemnity;

        WHEREAS, a dispute arose between MID-CONTINENT and CANO concerning the coverage under the Primary Policy and the Excess Policy for claims and lawsuits associated with the Wildfires (the "Dispute");

        WHEREAS, on June 20, 2006, MID-CONTINENT filed a declaratory judgment action against CANO styled C.A. No. 4:06-cv-434-A; Mid-Continent Casualty Company v. Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., W.O. Operating Company, Ltd., and W.O. Energy, Inc.; In the United States District Court for the Northern District of Texas, Fort Worth Division, and on October 16, 2006, Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., W.O. Operating Company, Ltd. and WO Energy, Inc. filed Defendants' Answer to Plaintiff's First Amended Complaint and Request for Declaratory Judgment and Original Counterclaim (the "Litigation").

II. AGREEMENT

        MID-CONTINENT and CANO desire to enter into this Agreement in order to reach a full and final settlement of any and all claims and disputes between the parties, upon the terms and conditions set forth herein.

        MID-CONTINENT and CANO for the good and valuable consideration set forth in this Agreement, agree to release, settle and compromise any and all claims and disputes of any nature and kind whatsoever against one another as set forth in the terms and conditions of this Agreement.

III. PAYMENTS

        Mid-Continent agrees to the consideration set forth as follows:

  (a)
  MID-CONTINENT agrees to pay CANO PETROLEUM, INC. on behalf of all named insureds the $1,000,000 policy limits of the Primary Policy.

  (b)
  MID-CONTINENT agrees to pay CANO PETROLEUM, INC. on behalf of all named insureds the $5,000,000 policy limits of the Excess Policy.

  (c)
  MID-CONTINENT agrees to pay CANO PETROLEUM, INC. on behalf of all named insureds $500,000 for future defense costs;

  (d)
  MID-CONTINENT agrees to pay CANO PETROLEUM, INC. on behalf of all named insureds $144,000 in settlement of the $206,407.44 in unpaid invoices identified on the attached Schedule "A."

  (e)
  MID-CONTINENT agrees to pay directly to the vendors all reasonable and necessary litigation related expenses incurred through December 21, 2006 that are or have been approved by David Chamberlain, and that do not appear on the attached Schedule "A."

  (f)
  MID-CONTINENT agrees to pay CANO PETROLEUM INC. on behalf of all named insureds all reasonable and necessary attorneys fees and costs of Haynes and Boone, LLP and Sherwood and Sherwood through December 21, 2006 for work approved by David Chamberlain at the rates previously applied by MID-CONTINENT, and that do not appear on the attached Schedule A", plus an additional $55,827 for disputed attorneys' fees during the first forty five days after March 12, 2006.

  (g)
  MID-CONTINENT agrees to pay directly to Chamberlain, McHaney all reasonable and necessary attorneys fees and costs of Chamberlain, McHaney through December 21, 2006.

  (h)
  MID-CONTINENT agrees to be solely responsible for any amounts due to the Peterson, Farris, Pruitt and Parker law firm.

MID-CONTINENT shall make and deliver payment of these amounts in good and payable U.S. funds to CANO PETROLEUM, INC. on behalf of all named insureds within twenty business days of CANO's execution and delivery of this Agreement to MID-CONTINENT.

IV. GENERAL RELEASE

        CANO hereby acknowledges and agrees that the Release set forth in this Agreement is a release of MID-CONTINENT from any and all obligations it has under the Primary Policy and the Excess Policy for any and all claims or litigation related to the Wildfires. Except as provided in this Agreement, by entering into this Agreement, CANO agrees that MID-CONTINENT is relieved of any and all responsibility under the Primary Policy and the Excess Policy for the Wildfires.

        CANO further releases MID-CONTINENT from any and all obligations, claims, liens, demands, controversies, actions or causes of action, of whatever kind and nature, known or unknown, for or relating to attorney's fees relating to the Wildfires, except as specifically stated in paragraph III of this Agreement, including, but not limited to, any claims of Haynes and Boone for unpaid attorney's fees. CANO hereby acknowledges and agrees that any and all obligations, claims, liens, demands, controversies, actions or causes of action, of whatever kind and nature, known or unknown, for or relating to attorney's fees relating to the Wildfires, except as specifically stated in paragraph III of this Agreement, are hereby extinguished and/or satisfied.

V. MUTUAL RELEASE AND MUTUAL INDEMNITY

        Except as provided in this Agreement, MID-CONTINENT and CANO mutually and fully release, settle with, and forever discharge each other from and against any and all claims, demands, controversies, actions, or causes of action of whatever kind or nature, whether known or unknown, whether joint or several, and whether or not within the contemplation of the parties, which the parties may have had, may now have, or may hereinafter have or claim to have against each other arising from the Primary Policy, the Excess Policy, the Wildfires, the Burnett Ranches Lawsuit, the Underlying Lawsuits, the Dispute and/or the Litigation.

        CANO AGREES TO DEFEND AND INDEMNIFY MID-CONTINENT OF AND FROM ANY AND ALL ACTIONS OF ANY KIND AND NATURE WHATSOEVER, PURSUED BY ANYONE OR ANY ENTITY RELATING TO OR ARISING FROM THE PRIMARY POLICY, THE EXCESS POLICY, THE BURNETT RANCHES LAWSUIT, THE UNDERLYING LAWSUITS, OR ANY FUTURE CLAIMS OR LAWSUITS AGAINST CANO ATTRIBUTABLE TO THE WILDFIRES, THE DISPUTE AND/OR THE LITIGATION, EXCEPT AS SPECIFICALLY SET FORTH IN PARAGRAPH III OF THIS AGREEMENT. CANO AGREES TO DEFEND AND INDEMNIFY MID-CONTINENT OF AND FROM ANY AND ALL ACTIONS OF ANY KIND AND NATURE WHATSOEVER PURSUED BY ANY VENDOR, EXPERT, CONSULTANT, LAWYER, LAW FIRM OR THIRD-PARTY LITIGATION SUPPORT PROVIDER OF ANY KIND, INCLUDING HAYNES AND BOONE, LLP, FOR FEES, INVOICES OR AMOUNTS DUE OR CLAIMED TO BE DUE, NOW OR IN THE FUTURE, ARISING FROM THE PRIMARY POLICY, THE EXCESS POLICY, THE BURNETT RANCHESLAWSUIT, THE UNDERLYING LAWSUITS, OR ANY FUTURE CLAIMS OR LAWSUITS AGAINST CANO ATTRIBUTABLE TO THE WILDFIRES, THE DISPUTE AND/OR THE LITIGATION EXCEPT AS SPECIFICALLY SET FORTH IN PARAGRAPH III OF THIS AGREEMENT. THIS INDEMNITY IS SUBJECT TO A WARRANTY BY MID-CONTINENT THAT SCHEDULE "A" REFLECTS ALL UNPAID AMOUNTS RELATING TO THE BURNETT RANCHES LAWSUIT AND/OR THE UNDERLYING LAWSUITS OF WHICH MID-CONTINENT IS AWARE, BASED UPON THE INFORMATION PROVIDED TO MID-CONTINENT BY CANO AND/OR ITS LAWYERS, THAT ARE ATTRIBUTABLE TO SERVICES PERFORMED ON OR BEFORE DECEMBER 21, 2006 BY ALL VENDORS, EXPERTS, CONSULTANTS, LAWYERS, LAW FIRMS OR THIRD-PARTY PROVIDERS OF ANY KIND, OTHER THAN HAYNES AND BOONE, LLP. THIS INDEMNITY DOES NOT APPLY TO ANY DISPUTE THAT HAS ARISEN OR MAY ARISE BETWEEN MID-CONTINENT AND ANY OF ITS REINSURERS.

        MID-CONTINENT AGREES TO DEFEND AND INDEMNIFY CANO OF AND FROM ANY AND ALL ACTIONS OF ANY KIND AND NATURE WHATSOEVER AGAINST CANO PURSUED BY ANYONE OR ANY ENTITY RELATING TO OR ARISING OUT OF (1) MID-CONTINENT'S FAILURE TO PAY THE AMOUNTS SPECIFIED IN PARAGRAPH III OF THIS AGREEMENT OR (2) ATTORNEY'S FEES OF ANY LAWYER OR LAW FIRM (OTHER THAN HAYNES AND BOONE, LLP OR SHERWOOD AND SHERWOOD) THAT ARE ATTRIBUTABLE TO SERVICES PERFORMED ON OR BEFORE DECEMBER 21, 2006 RELATING TO THE BURNETT RANCHES LAWSUIT AND/OR THE UNDERLYING LAWSUITS.

VI. RELEASE FROM HAYNES AND BOONE

        Haynes and Boone, LLP releases MID-CONTINENT from any and all obligations, claims, liens, demands, controversies, actions or causes of action, of whatever kind and nature, known or unknown, for or relating to attorney's fees relating to or arising from the Wildfires, the Burnett Ranches Lawsuit, the Underlying Lawsuits, or any future claims or lawsuits against CANO relating to the Wildfires, except as specifically stated in paragraph III of this Agreement, the Dispute and/or the Litigation. Haynes and Boone, LLP hereby acknowledges and agrees that any and all obligations, claims, liens, demands, controversies, actions or causes of action, of whatever kind and nature, known or unknown, for or relating to attorney's fees against MID-CONTINENT relating to the Wildfires, except as specifically stated in paragraph III of this Agreement, are hereby extinguished and/or satisfied.

VII. WARRANTY OF CAPACITY TO EXECUTE THIS AGREEMENT

        MID-CONTINENT and CANO represent and warrant that no other person or entity has any interest in the claims, demands, obligations, or rights referred to in this Agreement, and it has the sole right and exclusive authority to execute this Agreement. CANO has requested that MID-CONTINENT enter into this Agreement, and it understands the implications on its right to receive defense and indemnity benefits under the Primary Policy and the Excess Policy, and it understands the implications of this Agreement. CANO and MID-CONTINENT have had the opportunity to have counsel of their choice to review this Agreement. CANO and MID-CONTINENT are entering into this Agreement voluntarily and willingly.

VIII. NO ADMISSION OF LIABILITY

        It is understood and agreed that this Settlement Agreement is a compromise of disputed claims, and that payments made and consideration given in connection with this settlement are not intended, nor are they to be construed, as an admission of liability on the part of any party.

IX. ENTIRE AGREEMENT AND SUCCESSORS IN INTEREST

        This Agreement, and the attached Schedule "A" contains the entire agreement between MID-CONTINENT and CANO with regard to the matters set forth herein and shall be binding upon and inure to the benefit of the executors, administrators, personal representatives, heirs, successors, and assigns of each. There are no oral agreements.

X. REPRESENTATION OF COMPREHENSION OF DOCUMENT

        In entering into this Agreement, CANO and MID-CONTINENT represent that they have completely read this Agreement, and that they fully understand it and voluntarily accept it. CANO and MID-CONTINENT further represent that they have had the opportunity to revise any aspect of this Agreement and that they have not been coerced or induced into executing this Agreement in any way by any person.

XI. GOVERNING LAW

        This Agreement shall be enforced, governed, construed and interpreted in accordance with the laws of the State of Texas.

XII. ADDITIONAL DOCUMENTS

        All Parties agree to cooperate fully and execute, acknowledge and deliver any and all supplementary documents, and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement. This includes, but is not limited to, the necessary documentation to dismiss the Litigation with prejudice. MID-CONTINENT agrees to file the necessary paperwork to dismiss the Litigation with prejudice within ten business days after CANO executes and delivers the Agreement to MID-CONTINENT. CANO agrees to file the necessary paperwork to dismiss its Counter-Claims in the Litigation with prejudice within ten business days after actual receipt of the executed Agreement by MID-CONTINENT and full payment to CANO PETROLEUM, INC. on behalf of all named insureds of all amounts specified herein. The parties agree to send an executed copy of the Agreement to the other's counsel via facsimile the same day as execution. The parties agree that successful transmission of an executed copy of the Agreement by facsimile will constitute actual delivery.

XIII. SEVERABILITY

        In the event that any one or more of the provisions contained in this Settlement Agreement shall, for any reason, be held to be invalid, illegal or unenforceable, in any respect, such invalidity, illegality or unenforceability shall not affect any of the remaining provisions hereof, and this Settlement Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

XIV. JOINT EFFORT TO PREPARE

        This Settlement Agreement has been negotiated and prepared by the joint efforts of the attorneys of the Parties, and the Parties themselves, and shall not be construed against any particular party.

XV. EFFECTIVENESS

        This Settlement Agreement shall become effective following execution and delivery by CANO.

XVI. CONFIDENTIALITY

        The Parties hereby agree that the terms of this Agreement shall, unless otherwise required under applicable law or the rules of any applicable stock exchange, remain confidential. This confidentiality provision also does not prohibit disclosure by the parties to their lawyers, auditors, tax advisors or other professionals as necessary to obtain professional services or advice, or to those entities to which the parties are contractually obligated, or as required by applicable law.

        Agreed this            day of                        , 2007.

f

APPROVED:
CANO PETROLEUM, INC.
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	Chairman and Chief Executive Officer
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of CANO PETROLEUM, INC., known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

W.O. ENERGY OF NEVADA, INC.
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	President
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of W.O. ENERGY OF NEVADA, INC., known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

W.O. OPERATING COMPANY, LTD., By: WO ENERGY, INC., its general partner
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	President
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of WO ENERGY, INC. in its capacity as general partner of W.O. OPERATING COMPANY, LTD. known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

WO ENERGY, INC.
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	President
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of WO ENERGY, INC., known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

LADDER ENERGY COMPANIES, INC.
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	President
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of LADDER ENERGY COMPANIES, INC. known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

SQUARE ONE ENERGY, INC.
By:	/s/ S. Jeffrey Johnson
Print Name:	S. Jeffrey Johnson
Title:	President
STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

        BEFORE ME, the undersigned authority, on this day appeared S. Jeffrey Johnson, an authorized representative of SQUARE ONE ENERGY, INC., known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed. GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of February, 2007.

/s/ Sandra C. Durazo NOTARY PUBLIC in and for the State of Texas
My Commission Expires: 10-01-2007

MID-CONTINENT CASUALTY COMPANY
By:	/s/ Raymond H. Corley
Print Name:	Raymond H. Corley
Title:	Vice President Claim Operations
STATE OF OKLAHOMA	§
§
COUNTY OF TULSA	§

        BEFORE ME, the undersigned authority, on this day appeared Raymond H. Corley, an authorized representative of MID-CONTINENT CASUALTY COMPANY, known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed. GIVEN UNDER MY HAND AND SEAL OF OFFICE this 7th day of February, 2007.

/s/ Phyllis L. Mann NOTARY PUBLIC in and for the State of Oklahoma
My Commission Expires: 9-22-07

HAYNES AND BOONE, LLP
By:	/s/ Erika L. Blomquist
Print Name:	Erika L. Blomquist
Title:	Partner
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, the undersigned authority, on this day appeared Erika L. Blomquist, an authorized representative of HAYNES AND BOONE, LLP, known to me to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he/she executed this document for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 6th day of February, 2007.

/s/ Emily Swift Crews NOTARY PUBLIC in and for the State of Texas
My Commission Expires: June 30, 2007

SCHEDULE A

Vendor	Invoice No.	Inv Date	Dates of Service	Amount of Bill
Britton, Ph.D., Carlton		07/27/06		$6,820.00
Britton, Ph.D., Carlton		08/25/06		$6,297.00
EED	10053	08/03/06	4/1/06-6/30/06	$8,064.31
EED	10292	09/12/06	8/1/06-8/31/06	$94.08
Flap-Air Helicopter Service, Inc.	217	08/02/06	Unknown	$2,750.00
ImageNet	1017622	05/02/06	Unknown	$51,292.15
ImageNet	1017631	05/02/06	Unknown	$66.03
ImageNet	1017792	05/12/06	Unknown	$41.03
ImageNet	1017814	05/12/06	Unknown	$666.17
ImageNet	1018454	06/28/06	Unknown	$267.20
ImageNet	1018500	06/30/06	Unknown	$4,691.99
ImageNet	1018571	07/10/06	Unknown	$1,588.24
Invetech	13472	08/31/06	07/01/06	$852.47
Invetech	13505	09/30/06	08/01/06	$14,102.70
Legal Network	866-2006	04/18/06	Unknown	$332.50
Legal Network	867-2006	04/18/06	Unknown	$180.80
Legal Network	885-2006	04/25/06	Unknown	$17.95
Legal Network	953-2006	05/30/06	Unknown	$6,103.70
Legal Network	966-2006	06/06/06	Unknown	$2,041.20
Legal Network	1028-2006	06/27/06	Unknown	$9,050.35
Legal Network	1039-2006	07/05/06	Unknown	$12,643.60
Legal Network	1046-2006	07/11/06	Unknown	$4,813.60
Legal Network	1061-2006	07/18/06	Unknown	$3,556.95
Legal Network	1062-2006	07/18/06	Unknown	$825.78
Legal Network	1074-2006	07/25/06	Unknown	$142.85
Legal Network	11124-2006	08/15/06	Unknown	$661.85
Legal Network	1143-2006	08/22/06	Unknown	$1,205.15
LeMaster Group, Ltd.	63546	05/16/06		$8,087.50
Litigation Solution Incorporated	65935	04/04/06	Unknown	$51.31
Litigation Solution Incorporated	66569	05/18/06	Unknown	$489.83
Litigation Solution Incorporated	66582	05/19/06	Unknown	$43.30
Litigation Solution Incorporated	66594	05/19/06	Unknown	$291.73
Litigation Solution Incorporated	66612	05/22/06	Unknown	$12.99
Litigation Solution Incorporated	66703	05/31/06	Unknown	$2,615.32
Litigation Solution Incorporated	66827	06/07/06	Unknown	$2,201.75
Litigation Solution Incorporated	67432	07/27/06	Unknown	$504.39
Litigation Solution Incorporated	67472	07/30/06	Unknown	$210.01
Litigation Solution Incorporated	67561	08/07/06	Unknown	$87.68
Litigation Solution Incorporated	67662	08/16/06	Unknown	$207.03
Litigation Solution Incorporated	67687	08/18/06	Unknown	$105.75
Litigation Solution Incorporated	67791	08/25/06	Unknown	$545.31
Litigation Solution Incorporated	68481	10/19/06	Unknown	$167.79
Litigation Solution Incorporated	68526	10/23/06	Unknown	$531.77
Litigation Solution Incorporated	68616	10/30/06	Unknown	$431.31
Litigation Solution Incorporated	68659	11/01/06	Unknown	$108.25
Litigation Solution Incorporated	68766	11/09/06	Unknown	$267.92
M/S Media Productions	13982	08/15/06	Unknown	$258.00
M/S Media Productions	14003	08/22/06	Unknown	$108.00
Magic Media, L.L.C.	1833	10/17/06	10/11/06	$258.38
Navigant Consulting, Inc.	126253-07-06	07/28/06	4/25/06-6/23/06	$16,671.24
Owens Forensic Engineering, Inc.	14315	08/01/06	7/17/06-7/27/06	$9,173.33
Raines, Lisa		09/27/06	9/7/06-9/22/06	$2,037.25
Raines, Lisa		09/27/06	9/5/06-9/22/06	$5,604.75
Raines, Lisa		10/16/06	9/25/06-10/09/06	$2,530.50
Raines, Lisa		10/16/06	9/25/06-10/13/06	$511.00
Raines, Lisa		10/12/06	Unknown	$1,615.90
Raines, Lisa		11/20/06	11/15/06-11/19/06	$723.50
Raines, Lisa		11/20/06	10/17/06-11/4/06	$6,798.50
Raines, Lisa		11/20/06	10/16/06-11/19/06	$818.00
Sir Speedy	63238	09/22/06		$1,164.45
Slick Corporation		04/21/06		$1,600.00
United American Reporting	90016	10/25/06	10/11/06	$404.05
				$206,407.44

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IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FORT WORTH DIVISION
SETTLEMENT AGREEMENT AND RELEASE
I. RECITALS
II. AGREEMENT
III. PAYMENTS
IV. GENERAL RELEASE
V. MUTUAL RELEASE AND MUTUAL INDEMNITY
VI. RELEASE FROM HAYNES AND BOONE
VII. WARRANTY OF CAPACITY TO EXECUTE THIS AGREEMENT
VIII. NO ADMISSION OF LIABILITY
IX. ENTIRE AGREEMENT AND SUCCESSORS IN INTEREST
X. REPRESENTATION OF COMPREHENSION OF DOCUMENT
XI. GOVERNING LAW
XII. ADDITIONAL DOCUMENTS
XIII. SEVERABILITY
XIV. JOINT EFFORT TO PREPARE
XV. EFFECTIVENESS
XVI. CONFIDENTIALITY